UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DIGITALGLOBE, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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DIGITALGLOBE, INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To

Be Held on May 22, 2012 at 9:00 a.m. MDT

Grand Hyatt Denver, Mt. Oxford Room, 1750 Welton Street, Denver, Colorado 80202

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 5/2/2012.

Please visit www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16165, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders and Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K
• Directions on Attending the Annual Meeting and Voting in Person

TO REQUEST MATERIAL:	TELEPHONE: 1-855-206-9090
E-MAIL: proxymaterialrequest@digitalglobe.com
WEBSITE: http://proxy.digitalglobe.com
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

The Board of Directors recommends you vote FOR the Following:	The Board of Directors recommends you vote FOR the following proposals:

1.      Election of three Class III Directors to serve for a three-year term expiring at our 2015 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

NOMINEES:

(1)    Nick S. Cyprus

(2)    Warren C. Jenson

(3)    Kimberly Till

2.      Approval of the amendment of our 2007 Employee Stock Option Plan.

3.      Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012.

4.      Approval, on an advisory basis, of executive compensation.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please note that you cannot use this notice to vote by mail.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 22, 2012.

Meeting Information
	Meeting Type:	Annual Meeting
DIGITALGLOBE, INC.	For holders as of:	March 26, 2012
	Date: May 22, 2012	Time: 9:00 a.m.
Location: Grand Hyatt Denver
Mt. Oxford Room
1750 Welton Street Denver, CO 80202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow   è    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. The Election of three Class III Directors to serve for a three year term expiring at our 2015 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
Nominees:

01) Nick S. Cyprus
02) Warren C. Jenson
03) Kimberly Till

The Board of Directors recommends you vote FOR the following proposals:

2. The approval of the amendment of the 2007 Employee Stock Option Plan.

3. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012.

4. Approval, on an advisory basis, of executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions